Income taxes	12 Months Ended
Dec. 31, 2022
Income taxes
Income taxes

11. Income taxes

The following income taxes are recognized in profit or loss:

Income taxes	Years Ended December 31,
in €‘000	2020	2021	2022
Current tax expense:
Current year	2,746	12,564	11,540
Changes in estimates related to prior years	1,077	2,051	(187)
Deferred tax expense:
Origination and reversal of temporary differences	3,700	1,567	(9,354)
Tax write-down	—	—	5,300
Recognition of previously unrecognized deferred tax assets	(204)	(5,145)	—
Income tax expense reported in profit or loss	7,319	11,037	7,299

In 2021, changes in estimates related to prior years was €2,051, primarily relating to tax expenses in regard to prior years in Norway.

New income tax regulations for Switzerland in 2019:

As of May 19, 2019, Switzerland approved a change in the Swiss Tax Code, which grants the cantons more freedom in their tax governance. In general, tax rates are lowered, but in the case of Sportradar, privileges for entities which obtain the majority of their revenue abroad are also abolished. Consequently, the effective tax rate for Sportradar increased from 9% to 14.5% as of January 1, 2020. Consequently, Sportradar applied the 14.5% rate in measuring its deferred tax assets/liabilities as of December 31, 2019.

In addition, entities including Sportradar AG, which previously benefitted from the 9% rate due to their international activities, are deemed to dispose and reacquire their overseas operations free of tax. The uplift in value of these operations is then deductible for tax purposes over the next ten years (Tax-step up). Within Sportradar AG this tax-free step-up amount totals €1,948.0 million. This represents a deductible temporary difference as this is a tax basis for an asset which has no carrying value on the group balance sheet. As of December 31, 2019, a deferred tax asset of €17.0 million was recognized based on the level of suitable taxable profits forecast over the next 10 years. In 2022 a write-down on the deferred tax asset in the amount of €5,300 was recognized, given the expectation on the usage of the expected tax benefits in Switzerland were reduced. As of December 31, 2022 the deferred tax asset amounts to € 10.3 million.

The reconciliation of the changes in the net deferred tax asset recognized in the consolidated statement of financial position, net:

in €‘000	2021	2022
Net deferred tax asset as of January 1,	16,564	1,430
Additions from business combinations	(17,725)	(3,140)
Recognized in other comprehensive income	202	(326)
Recognized in profit or loss	3,577	4,054
Foreign currency translation adjustment	(1,188)	(1,052)
Net deferred tax asset as of December 31,	1,430	966

The decreases during the years ended December 31, 2021 to December 31, 2022 in the net deferred tax assets is attributable to additions from business combinations of VAIX; NSoft and Ortec (2022) and Atrium, Fresh 8 and Interact (2021). Refer to note 3.

The deferred tax assets and liabilities relate to the following items:

	December 31,
	2021		2022
	Consolidated		Consolidated
	statement of	Consolidated	statement of	Consolidated
	financial	statement of	financial	statement of
in €‘000	position	profit or loss	position	profit or loss
Other assets and prepayments	4,644	(337)	9,986	5,343
Intangible assets	(19,114)	8,769	(24,720)	(2,755)
Trade and other payables	4,637	2,410	8,643	4,331
Tax loss carry-forward	2,887	(475)	4,612	3,068
Tax step-up (write-down)	15,600	(1,400)	10,300	(5,300)
Other assets non-current	(5,119)	(5,119)	(5,941)	(822)
Other	(2,105)	(271)	(1,914)	189
Deferred tax income		3,577		4,054
Net deferred tax asset	1,430		966
Reflected in the consolidated statements of financial position as follows:
Deferred tax assets	26,908		27,014
Deferred tax liabilities	(25,478)		(26,048)
Deferred tax assets, net	1,430		966

The applicable tax rate for the tax expense reconciliation below is taken from the income tax rate for the holding entity Sportradar Group AG at 14.5%, 14.5% and 14.4% for the years ended December 31, 2020, 2021 and 2022, respectively. The differences between the income tax expense calculated by the applicable tax rate and the effective income tax are as follows:

	Years Ended December 31,
in €‘000	2020	2021	2022
Net income before tax	22,125	23,824	17,790
Applicable tax rate	14.5%	14.5%	14.4%
Tax expense applying the Company tax rate	(3,208)	(3,454)	(2,562)
Effect of tax losses and tax offsets not recognized as deferred tax assets	744	(6,327)	1,134
Effect on recognition of deferred tax assets, on previous unused tax losses and tax offsets	204	5,145	—
Changes in estimates related to prior years	(1,077)	(2,051)	187
Effect of non-deductible expenses	(4,527)	(4,132)	(3,020)
Effect of non-taxable remeasurement of previously held equity-accounted investee	—	—	1,116
Effect of difference to the Group tax rate	935	555	854
Other effects	(389)	(773)	292
Tax write-down	—	—	(5,300)
Income tax expense	(7,319)	(11,037)	(7,299)
Effective tax rate	33.1%	46.3%	41.0%

Effect of tax losses and tax offsets not recognized as deferred tax assets during the year ended December 31, 2020 are mainly due to the usage of tax losses in the US, Switzerland and Austria, which were previously not recognized as deferred tax asset. For the year ended December 31, 2021, the effect of tax losses relates mainly to losses in the Luxembourg entity, Sportradar Holding AG and Atrium Sports Inc. not recognized as deferred tax assets. For the year ended December 31, 2022, the effect of tax losses primarily relates to gains in the Luxembourg entity and Sportradar Group AG in which unused tax losses are yet to be recognized. The effect of tax losses is partially offset by losses attributable to Atrium not recognized as deferred tax assets.

Effect on recognition of deferred tax assets, on previously unused tax losses and tax offsets during the years ended December 31, 2020 and 2021 are mainly due to the estimation that accumulated losses from Sportradar US are partly recoverable.

For the years ended December 31, 2021, the changes in estimates related to prior years mainly relate to prior year tax expenses expected from an ongoing tax litigation in Norway.

Effect of non-deductible expenses for the year ended December 31, 2020 mainly relates to the impairment of goodwill for the CGU Sports Media – US which is a non-deductible expense and in 2021 and 2022 were the share based compensation relating to the MPP share awards and awards granted to the sellers of Atrium and the participation certificates issued to a director of the Group, which are non-tax deductible. In 2022 the remeasurement of previously held equity-accounted investee is non-taxable.

No deferred tax asset has been recognized in respect of tax losses totaling €2,190,774 and €2,696,009 for the years ended December 31, 2021 and 2022, respectively. The periods in which the tax loss carryforwards that are not recognized as deferred tax assets may be used are as follows:

Periods in which tax loss carry-forwards not recognized as deferred tax assets may be used	December 31,
in €‘000	2021	2022
Unlimited	64,797	102,450
will expire within 5 years	17,169	18,508
will expire thereafter	2,133,690	2,575,052

The majority of the non-recognized tax loss-carry forwards relates to Sportradar Group AG, Sportradar Capital Sarl SPA, Atrium, and Sportradar Americas Inc, where part of the accumulated tax losses is not expected to be recoverable. The €2.1 billion tax losses not recognized as deferred tax assets in the year ended December 31, 2021 (revalued as €2.5 billion for the year ended December 31, 2022) relate to Sportradar Group AG and the partially written off investment in Sportradar Holding AG and Slam InvestCo S.à r.l. in statutory accounts as a result of a decline in the share price compared to the share price on the date of the IPO.